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                                                                    EXHIBIT 99.1

                           SECOND AMENDMENT AGREEMENT

         This Second Amendment Agreement is made by and between MicroIslet, Inc., a Nevada corporation ("MicroIslet"), and Hartoun Hartounian
("Hartounian"), on June 16, 2005, with intended effect as of May 1, 2005 (the "Effective Date"). MicroIslet and Hartounian may be referred to in this Agreement individually as a "Party" and collectively as the "Parties."

                                    RECITALS

         The parties desire to further amend that letter agreement dated June 23, 2000 by and between MicroIslet and Hartounian and attached as Exhibit 1 and that Amendment to the letter agreement dated January 30, 2004 between MicroIslet and Hartounian, attached as Exhibit 2, which letter agreement and Amendment shall be referred to herein as the First Amended Agreement. The parties agree that the terms of the First Amended Agreement remain in effect, but the parties agree to the following additional terms for a limited period of time:

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the above Recitals and as follows:

         1. BONUS. If Hartounian remains in his position as President and Chief Operating Officer of MicroIslet for twelve (12) months from the Effective Date of this Second Amendment Agreement, Hartounian shall at the conclusion of such period earn, and MicroIslet shall pay or provide to Hartounian, a bonus equal to fifty percent (50%) of the amount of the bonus paid to Hartounian for the 2005 calendar year under MicroIslet's Performance Cash Bonus Plan.

         2. TERM. If Hartounian remains employed with MicroIslet after May 1, 2006, this Second Amendment Agreement ceases to be operative (except for MicroIslet's obligation to pay the bonus specified in paragraph 1, above) and Hartounian's employment will be governed by the First Amended Agreement.

         3. AMENDMENT AND RESTATEMENT OF SECTION 2.3. For the term of this Second Amendment Agreement, Section 2.3 of the First Amended Agreement is hereby amended and restated in its entirety to read as follows:

                  2.3 VOLUNTARY TERMINATION In the event that you voluntarily leave the employment of the Company, you agree to provide the Company with 30 days advance written notice. Upon your furnishing to the Company an executed waiver and release of claims you will be entitled to the following:

                  o The Company shall pay to you, in addition to earned compensation, unused PTO and reimbursable expenses through the date of termination, an amount equal to six months base Salary (the "Severance").


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                  o        You will be provided twelve months within which you
                           may exercise that portion of any of your Options and any additional stock options granted by the Company that are vested at the date of termination. All remaining Options will be terminated and there will be no further vesting, unless the Board of Directors determines to continue your services as a consultant, and in connection therewith, to continue the term and vesting of your options. In the event of a Change of Control, you agree that the Company may, but shall not be required to, immediately purchase your options at the difference between recognized market value of the shares and the exercise price.

                  o In the event that you elect continued health coverage under COBRA, the Company will reimburse you for the same portion of your health insurance premium that it paid during your employment up until the earlier of either (a) twelve (12) months from the date of termination, or (b) the date on which you begin full-time employment with another company or business entity. You will be responsible for the balance of the COBRA health premium.

         4. AMENDMENT. Except as set forth in paragraph 11 below, this Second Amendment Agreement may not be altered, amended, modified, or otherwise changed in any respect, except by a writing executed by an authorized representative of each Party.

         5. AUTHORIZATION. The undersigned, by their signatures, represent and warrant that they are authorized agents of their respective entities and are authorized to execute this Second Amendment Agreement.

         6. DEFINED TERMS. Except as otherwise defined herein, all capitalized terms used herein shall have the respective meanings ascribed to them in the Agreement.

         7. RATIFICATION. The First Amended Agreement, as hereby amended, is ratified and confirmed as being in full force and effect.

         8. GOVERNING LAW. This Second Amendment Agreement shall be interpreted and enforced under the laws of the State of California.

         9. ENTIRE AGREEMENT. This Second Amendment Agreement contains the entire agreement between the parties regarding the matters covered in this Second Amendment Agreement. There have been no other statements, promises, or representations made by the Parties that are intended to alter, modify, or complement this Second Amendment Agreement.

         10. COUNTERPARTS; FACSIMILE SIGNATURES. This Second Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all taken together, shall constitute one and the same instrument. Facsimile signatures shall be deemed originals for all purposes.


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         11. NO DEFERRED COMPENSATION. It is the intention of the parties that the benefits hereunder shall not be deemed deferred compensation arrangements under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), as interpreted by regulations or administrative guidance issued by the Treasury Department or Internal Revenue Service ("Section 409A"). To the extent that any such benefits would be deemed a deferred compensation arrangement under
Section 409A, this Second Amendment Agreement shall be amended by MicroIslet's Board of Directors, or the Compensation Committee thereof, in its reasonable discretion so that the benefits hereunder will not be deemed deferred compensation arrangements under Section 409A.

         12. EFFECT ON INCENTIVE STOCK OPTIONS. Hartounian understands that by entering into this Second Amendment Agreement, any incentive stock options (as defined under Section 422(b) of the Code) held by Hartounian with an exercise price lower than the Fair Market Value (as defined in MicroIslet's 2000 Stock Option Plan) of MicroIslet's common stock on the date this Second Amendment Agreement is executed by Hartounian following approval hereof by Microlslet's Board of Directors, or the Compensation Committee thereof, will no longer be deemed incentive stock options, and accordingly, MicroIslet will be required to withhold payroll taxes upon the exercise of such options in accordance with the tax withholding provisions of such stock option agreements.

         13. AT-WILL STATUS. Nothing in this Second Amendment Agreement shall be deemed to alter the status of Hartounian's employment as at-will with no specified period or term of employment. Either Hartounian or MicroIslet may terminate employment at any time, with or without reason, subject to the termination provisions of the First Amended Agreement as amended hereby.


         IN WITNESS WHEREOF, the undersigned have executed this SECOND AMENDMENT AGREEMENT with intended effect as of the Effective Date.

                                         MICROISLET, INC., a Nevada Corporation
Date:  June 16, 2005
                                         By /s/ John F. Steel IV
                                            ------------------------------------
                                            John F. Steel IV
                                            Chairman and Chief Executive Officer


Date:  June 16, 2005                     By /s/ Steven Frankel
                                            ------------------------------------
                                            Steven Frankel
                                            Chairman, Compensation Committee


Date:  June 16, 2005                     By /s/ Hartoun Hartounian
                                            ------------------------------------
                                            Hartoun Hartounian



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